Form N-SAR
Item 770

Name of Registrant:             VALIC Company I

Name of Portfolio:              VALIC Company I Blue Chip Growth Fund

Issuer:                                         General Electric Company

Years of Operation:                             73

Underwriting Type:                              Secondary Offering

Offering Type:  US Registered (US Registered, Muni, Eligible Foreign,
 144A)

Underwriter from whom Purchased:                Morgan Stanley

Underwriting Syndicate Members:         Morgan Stanley
						Citigroup Global Markets
						Goldman Sachs
						J. P. Morgan
						BNP Paribas
						HSBC Securities
						Bank of America Securities
						C. S. First Boston
						Deutsche Bank Securities
						Lehman Brothers
						Merrill Lynch
						UBS Warburg
						Blaylock Partners
						Loop Capital
						Utendahl Capital
						Williams Capital
						Banca IMI

Date Offering Commenced:                        03/08/04

Date of Purchase:                               03/08/04

Principal Amount of Offering:                   $3.8 Billion

Offering price:                                 $31.83

Purchase price:                                 $31.83

Commission, spread or profit:                   $.3183

Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:   $500,014,479





Form N-SAR
Item 770

Name of Registrant:             VALIC Company I

Name of Portfolio:              VALIC Company I International Growth I

Issuer:                                         NEC Corporation

Years of Operation:                             3+

Underwriting Type:                              Firm

Offering Type:  US Registered (US Registered, Muni, Eligible Foreign 144A)

Underwriter from whom Purchased:                Morgan Stanley

Underwriting Syndicate Members:     Morgan Stanley & Co. International Limited
				    Daiwa Securities SMBA Europe Limited
				    Goldman Sachs International
				    J. P. Morgan Securities, Ltd.
				    Merrill Lynch International
				    Citigroup Global Markets, Limited
				    Nomura International plc
				    UBS Limited

Date Offering Commenced:                        12/08/03

Date of Purchase:                               12/08/03

Principal Amount of Offering:                   $1,654,950,887

Offering price:                                 $6.6198

Purchase price:                                 $6.6198

Commission, spread or profit:                   $.27

Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:     $5,295,842.84